     STRATTON
     GROWTH
     FUND, INC.
================================================================================




     SGF

================================================================================
                             FIRST QUARTER REPORT
                                AUGUST 31, 1995

                                FUND HIGHLIGHTS

                                          AUGUST 31,         May 31,
                                            1995               1995
                                         ----------         ----------

    Total Net Assets...........       $  34,224,548      $  31,719,181
    Net Asset Value Per Share..       $       23.13      $       22.35
    Shares Outstanding.........           1,479,853          1,419,210
    Number of Shareholders.....               1,178              1,176
    Average Size Account.......       $      29,053      $      26,972

======================================================================

PORTFOLIO CHANGES For the Quarter Ended August 31, 1995 (unaudited)



MAJOR PURCHASES                      MAJOR SALES



Du Pont (E.I.) De Nemours & Co.      Beneficial Corp./(2)/
Lincoln National Corp.
Potlatch Corp.

/(1)/ New Holdings                   /(2)/ Eliminations



TEN LARGEST HOLDINGS August 31, 1995 (unaudited)

                                                MARKET     PERCENT
                                                VALUE       OF TNA
                                             ------------  --------
Federal Paper Board Co., Inc................ $ 1,783,125       5.2%
Carpenter Technology Corp...................   1,753,750       5.1
EG & G, Inc.................................   1,710,000       5.0
Sturm, Ruger & Co., Inc.....................   1,687,500       4.9
Olin Corp...................................   1,615,625       4.7
CoreStates Financial Corp...................   1,480,000       4.3
Potlatch Corp...............................   1,386,875       4.1
Warner-Lambert Co...........................   1,355,625       4.0
Westvaco Corp...............................   1,323,750       3.9
Du Pont (E.I.) De Nemours & Co..............   1,307,500       3.8
                                              ----------      ----
                                            $ 15,403,750      45.0%
                                              ==========      ====

DEAR SHAREHOLDER:

For the first fiscal quarter ended August 31, 1995, Stratton Growth Fund's net asset value per share rose to $23.13. During the quarter, the Fund paid a July capital gains distribution of $0.695 per share and an income dividend of $0.26 per share. Total net assets of the Fund rose to $34,224,548, a record high. The average size of a shareholder account rose to $29,053.

During this quarter, our portfolio transactions were relatively light. We sold only one of our holdings, Beneficial Corporation. With the proceeds we added to our holdings of Lincoln National, Potlatch Corporation and DuPont. The portfolio remains fully invested with roughly 4.9% in short-term securities and cash. Our turnover rate for this quarter was only 15%, which is below our normal annual turnover range of 40-70%. During the quarter, the value of increasing assets reduced our expense ratio to its lowest level ever, 1.21% on an annualized basis. This is a significant drop from last year's level of 1.31%. Continued growth of the Fund in assets will assist us in continuing to lower the expense ratio.

It is important to look at the changes that have taken place in this Fund's portfolio over the last twelve month period. The most important additional emphasis in the Fund has been on cyclical stocks. We increased our percentage in the paper industry by 11.9% of the portfolio; in the chemical industry, we established a new position of 8.5% of the portfolio. This commitment of roughly 20% of the portfolio to these two cyclical industries was a major strategic move. Offsetting that was a reduction in our positions in consumer products, health care, energy, and banking. The other industry groups have remained relatively stable, showing only small percentage changes. We continue to emphasize those companies who are benefiting from this cyclical recovery in both unit sales and especially in product prices. Many of these companies have significantly lowered their costs over the past five years; a lower operating breakeven is producing much higher profit levels on the increased revenues.

During the quarter, the Fund performed well. Shown on page 5 are the Fund performance records. For the five years, total return compounded at a growth rate of 14.56%; for the ten and fifteen years a compound rate of 12.79% and 12.75%. Long-term investing in equities always carries some risk but it has produced superior results over the past. We encourage our clients to view their investment goals over many years and to invest with a long-term plan for the future.

                                Sincerely yours,



     James W. Stratton                                  John A. Affleck
        Chairman                                          President

September 27, 1995

                       [PERFORMANCE GRAPH APPEARS HERE]


Fiscal Year                  ---------------------------------------------------------------------------------------------------
Ended 5/31                     73-74    75-76    77-78    79-80    81-82    83-84    85-86    87-88    89-90    91-92    93-94
                             ---------------------------------------------------------------------------------------------------
                             ---------------------------------------------------------------------------------------------------
        Initial Investment     $7,630   11,280   14,155   14,597   17,299   24,755   38,310   30,774   31,059   32,464   32,622

     Reinvested Inc. Divs.     $   43      458    1,217    2,147    3,703    6,347   10,805   11,062   14,859   21,871   26,652

     Reinvested Cap. Gains
             Distributions     $  -       -        -        -        -        -       3,857   10,945   22,901   27,527   35,156
                             ---------------------------------------------------------------------------------------------------
               Total Value     $7,630   11,738   15,372   16,744   21,002   31,102   52,972   52,781   68,819   81,862   94,430
                             ===================================================================================================
    If Divs. and Distribs.
       Were Taken in Cash.

          $ Amt. Div. Inc.     $   46      309      537      782      932      663      537    1,548    1,959    2,440    1,699

$ Amt. Cap. Gains Distrib.     $  -       -        -        -        -        -       2,070    5,687    6,287    1,414    2,718
                             ---------------------------------------------------------------------------------------------------
                             ----------
                                95-96
                             ----------
                             ----------
        Initial Investment      36,540

     Reinvested Inc. Divs.      34,313

     Reinvested Cap. Gains
             Distributions      50,123
                             ----------
               Total Value     120,976
                             ==========
    If Divs. and Distribs.
       Were Taken in Cash.

          $ Amt. Div. Inc.       1,264   = 12,716 TOTAL DIV. INC.

$ Amt. Cap. Gains Distrib.       3,112   = 21,288 TOTAL CAP GAINS
                             ----------

NOTE: If dividend income and capital gains distributions were taken in cash, the results would be as shown above under "value of original shares."

Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                            PERFORMANCE COMPARISONS
 (Price Appreciation Plus Dividends & Capital Gains Distributions Reinvested)

 PERIOD ENDED                 AVERAGE ANNUAL                    AGGREGATE
 09/30/95                     TOTAL RETURN                    TOTAL RETURN
--------------                --------------                  ------------
   1 year                        + 22.70%                     +    22.70%
   3 year                        + 14.84                      +    51.43
   5 year                        + 14.56                      +    97.34
   10 year                       + 12.79                      +   233.23
   15 year                       + 12.75                      +   504.83
   20 year                       + 13.74                      + 1,212.95



The average annual total return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial investment by $1,000 and taking the root of the quotient equal to the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The aggregate total return is computed by determining the aggregate compounded rate of return during specified periods that likewise equates the initial amount invested to the ending redeemable value of such investment.

All dividends and capital gains distributions have been reinvested on the reinvestment dates during the period. There are no sales charges, 12b-1, or redemption fees of any kind in Stratton Growth Fund, Inc. Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------------------------------------------------
                                                                             Past Performance Results
        Period         Stratton Growth Fund Per Share Data               Dividends & Capital Gains Reinvested
-------------------------------------------------------------------------------------------------------------------------
     Year Ended       Net Asset         Income        Capital Gains           Year-End     Total Investment
     December 31       Value           Dividends       Distributions            Value           Return
--------------------------------------------------------------------------------------------------------------------------
 9/30/72 (inception)   $ 6.33            -                 -                  $10,000              -
--------------------------------------------------------------------------------------------------------------------------
         1972            7.20            -                 -                   11,374        +     13.7 %
--------------------------------------------------------------------------------------------------------------------------
         1973            5.48          $0.029              -                    8,706        -     23.5
--------------------------------------------------------------------------------------------------------------------------
         1974            4.48           0.07               -                    7,223        -     17.0
--------------------------------------------------------------------------------------------------------------------------
         1975            5.91           0.125              -                    9,716        +     34.5
--------------------------------------------------------------------------------------------------------------------------
         1976            8.11           0.14               -                   13,587        +     39.8
--------------------------------------------------------------------------------------------------------------------------
         1977            8.04           0.20               -                   13,794        +      1.5
--------------------------------------------------------------------------------------------------------------------------
         1978            8.39           0.235              -                   14,786        +      7.2
--------------------------------------------------------------------------------------------------------------------------
         1979            9.65           0.26               -                   17,487        +     18.3
--------------------------------------------------------------------------------------------------------------------------
         1980           12.36           0.31               -                   23,139        +     32.3
--------------------------------------------------------------------------------------------------------------------------
         1981           11.26           0.28               -                   21,596        -      6.7
--------------------------------------------------------------------------------------------------------------------------
         1982           14.52           0.29               -                   28,619        +     32.5
--------------------------------------------------------------------------------------------------------------------------
         1983           18.21           0.13               -                   36,143        +     26.3
--------------------------------------------------------------------------------------------------------------------------
         1984           16.45           0.14             $0.70                 34,438        -      4.7
--------------------------------------------------------------------------------------------------------------------------
         1985           20.09           0.20              0.61                 43,885        +     27.4
--------------------------------------------------------------------------------------------------------------------------
         1986           20.02           0.28              2.07                 48,567        +     10.7
--------------------------------------------------------------------------------------------------------------------------
         1987           17.23           0.70              1.53                 46,685        -      3.9
--------------------------------------------------------------------------------------------------------------------------
         1988           19.06           0.53              1.49                 57,231        +     22.6
--------------------------------------------------------------------------------------------------------------------------
         1989           20.24           0.71              2.49                 70,849        +     23.8
--------------------------------------------------------------------------------------------------------------------------
         1990           17.63           0.82              0.46                 66,087        _      6.7
--------------------------------------------------------------------------------------------------------------------------
         1991           20.27           0.725             0.435                80,747        +     22.2
--------------------------------------------------------------------------------------------------------------------------
         1992           20.19           0.565             0.815                86,167        +      6.7
--------------------------------------------------------------------------------------------------------------------------
         1993           20.05           0.51              0.905                91,687        +      6.4
--------------------------------------------------------------------------------------------------------------------------
         1994           19.61           0.54              1.275                98,276        +      7.2
--------------------------------------------------------------------------------------------------------------------------
                       Totals          $7,789            $12.78              Aggregate:      +    882.8 %
--------------------------------------------------------------------------------------------------------------------------

                   STRATTON GROWTH FUND'S INVESTMENT PROCESS


WHAT IS THE PHILOSOPHY USED IN MANAGING STRATTON GROWTH FUND?

Studies of historical data show that investing in high yielding common stocks have produced above-average returns while lowering risk and preserving capital. For Stratton Management, the common stock yield is the primary screen in sorting out the equity universe and in making purchase decisions for Stratton Growth Fund.

HOW DO YOU SELECT COMPANIES WITHIN THE HIGH YIELD UNIVERSE?

Both our proprietary studies and our actual portfolio performance have shown that superior returns may be achieved by investing in companies which not only have relatively high dividend yields but also possess superior financial characteristics, such as strong annual dividend growth and a reasonable dividend payout. This is the second set of screens we apply to review stocks.

WHAT QUANTITATIVE DISCIPLINES DO YOU USE IN PURCHASING COMMON STOCKS?

From the overall equity universe, we screen down to about 350 companies by focusing on stocks with a market capitalization over $200 million and those which possess a dividend yield at least 33% greater than that on the S & P 500 average. Our second step reduces the universe to approximately 60 stocks by screening for additional yield characteristics such as dividend growth rates and dividend coverage. Our third review involves fundamental analysis of such important characteristics as the outlook for earnings and cash flow, management strengths and industry competitive position; we reduce the Stratton Growth Fund's buy candidate list to approximately 30 stocks. These stocks are available for addition to the Fund's portfolio.

WHAT ARE THE INVESTMENT DISCIPLINES YOU USE IN SELLING STOCK?

We emphasize two clearly quantifiable sell disciplines which our policy regards as mandatory. As stocks rise in price, their yield will drop. When the yield of any stock in the portfolio drops to that of the S & P 500, half of the position will be sold. If the yield on the stock continues to decline to 25% below that on the S & P 500, the balance of the position is sold. Our individual holdings are reviewed daily to ensure that the dividend criteria are sound and that the value fundamentals are secure. When a better "buy" candidate emerges within our yield universe, we may trade from an existing holding. Our portfolio turnover normally averages between 40% and 70% depending upon market conditions.

DOES STRATTON GROWTH FUND PAY MUCH ATTENTION TO MARKET TIMING?

Since yield and value together should have the potential to produce superior returns while reducing risk in declining markets, Stratton Growth Fund will generally remain fully invested in individual stocks at all times. This gives us the opportunity to capture the significant gains that often occur very rapidly at the beginning of the market's recovery.


WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

  . Average gross portfolio yield target should exceed the S & P 500 by more than 50%.

  . Approximately 30 companies are held.

  . Volatility will be decidedly below average.

  . By combining high dividend yields and underlying low price volatility
    (Beta) Stratton Growth should have the potential to produce good relative performance in up markets and superior relative performance in down markets.


WOULDN'T A HIGH YIELD PHILOSOPHY TEND TO CONCENTRATE THE PORTFOLIO IN A FEW INDUSTRIES?

Diversification is important to us within the higher yielding sectors of the market. Theoretically no single industry can exceed 25% of our assets. Right now our three largest industries are Paper 15.2%, Banking/Financial 13.4% and Consumer Products 11.8%.


WHERE DO YOU OBTAIN THE RESEARCH DATA ON THE COMPANIES THAT YOU OWN OR ARE CONSIDERING FOR PURCHASE?

The quantitative research is performed in-house by our own staff. Once we have identified industries and companies of interest, we seek the best analysts in the investment brokerage community to provide us with company input. We like to have multiple sources of research. Our professional staff are portfolio generalists rather than company specialists.

SCHEDULE OF INVESTMENTS (UNAUDITED)                                                             AUGUST 31, 1995

                                                                                                         MARKET
  NUMBER OF                                                                                              VALUE
   SHARES                               SECURITY                                                        (NOTE 1)
  --------                              --------                                                      ------------
                COMMON STOCKS - 95.1%

                BANKING/FINANCIAL - 13.4%
     30,000     Comerica, Inc. .................................................................    $    1,068,750
     40,000     CoreStates Financial Corp. .....................................................         1,480,000
     25,000     Meridian Bancorp, Inc. .........................................................         1,003,125
     40,000     PNC Bank Corp. .................................................................         1,050,000
                                                                                                      ------------
                                                                                                         4,601,875
                                                                                                      ------------
                BUSINESS SERVICES - 5.9%
     30,000     American Express Co. ...........................................................         1,211,250
     20,000     Pitney Bowes, Inc. .............................................................           812,500
                                                                                                      ------------
                                                                                                         2,023,750
                                                                                                      ------------
                CAPITAL GOODS/TECHNOLOGY - 8.4%
     90,000     EG & G, Inc. ...................................................................         1,710,000
     20,000     Harris Corp. ...................................................................         1,152,500
                                                                                                      ------------
                                                                                                         2,862,500
                                                                                                      ------------
                CHEMICAL - 8.5%
     20,000     Du Pont (E.I.) De Nemours & Co. ................................................         1,307,500
     25,000     Olin Corp. .....................................................................         1,615,625
                                                                                                      ------------
                                                                                                         2,923,125
                                                                                                      ------------
                CONSUMER PRODUCTS - 11.8%
     14,000     Kimberly-Clark Corp. ...........................................................           894,250
     50,000     Sturm, Ruger & Co., Inc. .......................................................         1,687,500
     20,000     Tambrands, Inc. ................................................................           897,500
     20,000     UST, Inc. ......................................................................           545,000
                                                                                                      ------------
                                                                                                         4,024,250
                                                                                                      ------------
                ENERGY - 5.4%
     10,000     Exxon Corp. ...................................................................            687,500
     12,000     Mobil Corp. ...................................................................          1,143,000
                                                                                                      ------------
                                                                                                         1,830,500
                                                                                                      ------------
                HEALTH CARE - 10.2%
     10,000     American Home Products Corp. ..................................................            770,000
     20,000     Shared Medical Systems Corp. ..................................................            737,500
     20,000     U.S. Healthcare, Inc. .........................................................            640,000
     15,000     Warner-Lambert Co. ............................................................          1,355,625
                                                                                                      ------------
                                                                                                         3,503,125
                                                                                                      ------------

               See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS    (UNAUDITED)                                                                      AUGUST 31, 1995

                                                                                                                 MARKET
NUMBER OF                                                                                                         VALUE
  SHARES                                          SECURITY                                                       (NOTE 1)
----------                                        --------                                                    -------------
                   COMMON STOCKS - 95.1% (continued)

                   INSURANCE/SERVICES - 7.5%
     20,000        American General Corp. .......................................................            $    705,000
     15,000        Aon Corp. ....................................................................                  585,000
     30,000        Lincoln National Corp. .......................................................                1,290,000
                                                                                                              -------------
                                                                                                                 2,580,000
                                                                                                              -------------
                   METALS - 8.8%
     23,000        Carpenter Technology Corp. ...................................................                1,753,750
     20,000        Phelps Dodge Corp. NY ........................................................                1,267,500
                                                                                                              -------------
                                                                                                                 3,021,250
                                                                                                              -------------
                   PAPER - 15.2%
     45,000        Federal Paper Board Co., Inc. ................................................                1,783,125
     35,000        Potlatch Corp. ...............................................................                1,386,875
     30,000        Westvaco Corp. ...............................................................                1,323,750
     15,000        Weyerhaeuser Co. .............................................................                  690,000
                                                                                                              -------------
                                                                                                                 5,183,750
                                                                                                              -------------

                   Total Common Stocks (cost $24,151,778)........................................               32,554,125
                                                                                                               ------------
 Principal
  Amount
----------
                   SHORT-TERM NOTES - 4.3%
$ 1,460,000        Ford Motor Credit Corp. Note 5.75% due 09/06/95...............................                1,460,000
                                                                                                               ------------

                   Total Short-Term Notes (cost $1,460,000)......................................                1,460,000
                                                                                                               ------------

                   Total Investments - 99.4%  (cost $25,611,778)*................................               34,014,125

                   CASH AND OTHER ASSETS, LESS LIABILITIES - 0.6%................................                  210,423
                                                                                                               ------------

                   NET ASSETS - 100.0%...........................................................             $ 34,224,548
                                                                                                               ============


* Aggregate cost for federal income tax purposes is $25,611,778; and net unrealized appreciation is as follows:

                   Gross unrealized appreciation.................................................             $  8,526,618
                   Gross unrealized depreciation.................................................                 (124,271)
                                                                                                               ------------
                       Net unrealized appreciation...............................................             $  8,402,347
                                                                                                               ============

                See accompanying notes to financial statements.

                                          STATEMENT OF ASSETS AND LIABILITIES
                                              August 31, 1995 (unaudited)

ASSETS
    Investments in securities at market value (identified cost $25,611,778) (Note 1)......   $     34,014,125
    Cash..................................................................................             61,330
    Dividends and interest receivable.....................................................            172,213
                                                                                                -------------
        Total Assets......................................................................         34,247,668
                                                                                                -------------

LIABILITIES
    Accrued expenses......................................................................             23,120
                                                                                                -------------
        Total Liabilities.................................................................             23,120
                                                                                                -------------

NET ASSETS
    Applicable to 1,479,853 shares; $.10 par value; 10,000,000 shares authorized .........   $     34,224,548
                                                                                                =============
    Net asset value, offering and redemption price per share
       ($34,224,548 + 1,479,853 shares)...................................................   $          23.13
                                                                                                =============

SOURCE OF NET ASSETS
    Paid-in capital.......................................................................   $     25,360,966
    Undistributed net investment income...................................................            191,478
    Accumulated net realized gain on investments..........................................            269,757
    Net unrealized appreciation of investments............................................          8,402,347
                                                                                                -------------
        Net Assets........................................................................   $     34,224,548
                                                                                                =============

=============================================================================================================

                                            STATEMENT OF OPERATIONS
                                  3 Months Ended August 31, 1995 (unaudited)

INCOME
   Dividends.............................................................................    $        269,030
   Interest..............................................................................              23,714
                                                                                                -------------
      Total Income.......................................................................             292,744
                                                                                                -------------

EXPENSES
   Advisory fees (Note 2)................................................................              58,452
   Registration fees (Note 2)............................................................              11,137
   Shareholder services fees (Note 2)....................................................               7,895
   Administrative services fees (Note 2).................................................               7,500
   Accounting/Pricing services fees (Note 2).............................................               5,000
   Custodian fees (Note 2)...............................................................               4,575
   Miscellaneous fees....................................................................               1,933
   Directors' fees.......................................................................               1,670
   Printing and postage fees.............................................................               1,516
                                                                                                -------------
      Total Expenses.....................................................................              99,678
                                                                                                -------------
         Net Investment Income...........................................................             193,066
                                                                                                -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments......................................................             265,984
   Net increase in unrealized appreciation of investments................................           2,061,217
      Net gain on investments............................................................       -------------
                                                                                                    2,327,201
         Net increase in net assets resulting from operations............................       -------------
                                                                                             $      2,520,267
                                                                                                =============

                See accompanying notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                           3 Months
                                                                             Ended
                                                                           August 31         Year End
                                                                             1995             May 31,
                                                                          (unaudited)          1995
                                                                          -----------      -----------
OPERATIONS
 Net investment income.................................................  $    193,066     $    737,061
 Net realized gain on investments......................................       265,984        1,177,804
 Net increase in unrealized appreciation of investments................     2,061,217        2,819,135
                                                                          -----------      -----------
      Net increase in net assets resulting from operations.............     2,520,267        4,734,000

DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from net investment income
   ($.260 and $.540 per share, respectively)...........................      (366,943)        (692,621)
 Distributions from net realized gains from security
   transactions ($0.695 and $1.275 per share, respectively)............      (980,867)      (1,590,137)

CAPITAL SHARE TRANSACTIONS
 Net increase in net assets derived from the net change
   in the number of outstanding shares (a).............................     1,332,910        3,793,151
                                                                          -----------      -----------
      Total increase in net assets.....................................     2,505,367        6,244,393

NET ASSETS AT THE BEGINNING OF THE PERIOD..............................    31,719,181       25,474,788
                                                                          -----------      -----------
NET ASSETS AT THE END OF THE PERIOD
 (including undistributed net investment income of
   $191,478 and $365,355, respectively)................................  $ 34,224,548     $ 31,719,181
                                                                          ===========      ===========

(a) A summary of capital share transactions follows:

                                        3 Months Ended
                                        August 31, 1995                 Year Ended
                                          (unaudited)                  May 31, 1995
                                  ---------------------------   ---------------------------
                                     Shares          Value         Shares          Value
                                  ------------   ------------   ------------   ------------
Shares issued..................        40,132   $    907,336        251,048   $  5,232,197
Shares reinvested from net
  investment income and capital
  gains distributions..........        53,311      1,166,440        102,301      1,968,319
                                  ------------   ------------   ------------   ------------
                                       93,443      2,073,776        353,349      7,200,516
Shares redeemed................       (32,800)      (740,866)      (167,783)    (3,407,365)
                                  ------------   ------------   ------------   ------------
  Net increase.................        60,643   $  1,332,910        185,566   $  3,793,151
                                  ============   ============   ============   ============


                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                          AUGUST 31, 1995 (unaudited)

NOTE 1. - Significant Accounting Policies - Stratton Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek possible growth of capital with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into or exchangeable for common stock. Due to the inherent risks of investments there can be no assurance that the objective of the Fund will be achieved. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investments and Related Income: The investments in securities are carried at market value in the accompanying financial statements. Securities traded on a national exchange or securities quoted on the NASD National Market System are valued at the last sale price. Other over-the-counter securities and securities traded on exchanges for which there is no sale are valued at the mean between the closing bid and asked prices. Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Realized gains and losses from security transactions are based on the specific identification method for both financial reporting and federal income tax purposes.

Federal Income Taxes: No provision is made for federal income taxes as the Fund intends to qualify as a regulated investment company and to make the requisite distribution of taxable income to its shareholders, which will be sufficient to relieve it from all or substantially all federal income taxes.

NOTE 2. - During the three months ended August 31, 1995, the Fund paid advisory fees aggregating $58,452 to Stratton Management Company, (the "Advisor"). Management services are provided by the Advisor under an agreement whereby the Advisor furnishes all investment advice, office space and facilities to the Fund and pays the salaries of the Fund's officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, the Fund pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement to offset a significant portion of the cost of certain administrative responsibilities delegated to Fund/Plan Services, Inc. Because of certain undertakings to comply with various state securities laws, if in any fiscal year the expenses of the Fund (excluding taxes, brokerage commissions and interest) exceed 2 1/2% of the first $30 million of the Fund's average net assets, 2% of the next $70 million and 1 1/2% of the remaining, the Advisor shall reimburse the Fund for such excess. Certain officers and directors of the Fund are also officers and directors of the Advisor. None of the Fund's officers receives compensation from the Fund.

The Fund's Transfer Agent, Fund/Plan Services, Inc. ("Fund/Plan"), is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of the Fund are shareholders of FinDaTex, Inc. Fund/Plan received fees of $7,895 for providing shareholder services, $7,500 for certain administrative services and $5,000 for accounting/pricing services during the three months ended August 31, 1995. Pursuant to an agreement between The Bank of New York, (the "Custodian"), and Fund/Plan, the Custodian reallows a portion of its custody fee to Fund/Plan for certain services delegated to Fund/Plan. The amount is not readily determinable. Fund/Plan Broker Services, Inc. serves as the Fund's principal underwriter and receives no fees for services in assisting in sales of the Fund's shares but does receive an annual fee of $3,000 for its services in connection with the registration of the Fund's shares under state securities laws.

NOTE 3. - Purchases and sales of securities, excluding short-term notes, aggregated $1,910,033 and $1,192,235, respectively, for the three months ended August 31, 1995.

                            FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.



                                              3 MONTHS
                                                ENDED
                                              08/31/95                                YEARS ENDED MAY 31,
                                                             ----------------------------------------------------------------------
                                             (UNAUDITED)        1995           1994            1993            1992           1991
                                              ---------      ----------     ----------       ---------       ---------     ---------

Net Asset Value, Beginning of Period.....        $22.35          $20.65         $20.89          $20.55          $19.75       $19.66
                                             ----------      ----------     ----------       ---------       ---------    ---------

 INCOME FROM INVESTMENT OPERATIONS
 ---------------------------------
 Net investment income...................         0.132           0.537          0.510           0.560           0.640        0.720

 Net gains on securities (both realized
   and unrealized).......................         1.603           2.978          0.665           1.160           1.320        0.650
                                             ----------      ----------     ----------       ---------       ---------    ---------
    Total from investment operations...           1.735           3.515          1.175           1.720           1.960        1.370
                                             ----------      ----------     ----------       ---------       ---------    ---------


LESS DISTRIBUTIONS
------------------
Dividends (from net investment
  income)...............................         (0.260)         (0.540)        (0.510)         (0.565)         (0.725)      (0.820)
Distributions (from capital gains)......         (0.695)         (1.275)        (0.905)         (0.815)         (0.435)      (0.460)
                                             ----------      ----------     ----------       ---------       ---------    ---------
      Total distributions.................       (0.955)         (1.815)        (1.415)         (1.380)         (1.160)      (1.280)
                                             ----------      ----------     ----------       ---------       ---------    ---------


NET ASSET VALUE, END OF PERIOD...........        $23.13          $22.35         $20.65          $20.89          $20.55       $19.75
                                             ==========      ==========     ==========       =========       =========    =========

TOTAL RETURN.............................         31.85% *        18.61%          5.92%           8.91%          10.57%        7.58%

RATIOS/SUPPLEMENTAL DATA
------------------------
 Net assets, end of period (in 000's)....       $34,225         $31,719        $25,475         $25,315         $25,311      $25,111
 Ratio of expenses to average
   net assets............................          1.21% *         1.31%          1.34%           1.39%           1.35%        1.41%
 Ratio of net investment
   income to average net assets..........          2.33% *         2.70%          2.51%           2.76%           3.20%        3.94%
 Portfolio turnover rate.................         15.22% *        42.54%         49.81%          35.34%          59.76%       56.78%

___________________________
*  Annualized



                See accompanying notes to financial statements.

                            SHAREHOLDER INFORMATION

MINIMUM INVESTMENT
------------------

The minimum amount for the initial purchase of shares of Stratton Growth Fund is $2,000. Subsequent purchases may be made in amounts of $100 or more.

TELEPHONE EXCHANGE
------------------

Shares of Stratton Growth Fund may be exchanged by telephone for shares of the other funds managed by Stratton Management Company, Stratton Monthly Dividend Shares, Inc. or Stratton Small-Cap Yield Fund, if a special authorization form has been completed and is on file with the Transfer Agent in advance. Exchanges will only be permitted when the securities of both funds involved are registered in the state of the investor's residence. Stratton Growth Fund reserves the right to suspend the exchange privilege at any time. A Prospectus of Stratton Monthly Dividend Shares or Stratton Small-Cap Yield Fund should be obtained and read prior to making any such exchange.

INCOME DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS
-----------------------------------------------

Stratton Growth Fund expects to distribute all of each year's net investment income and net realized capital gains in JULY and DECEMBER.

SYSTEMATIC WITHDRAWAL PLAN
--------------------------

Investors who either own or purchase Stratton Growth Fund shares having a value of $10,000 or more may elect as another option to withdraw funds on a regular basis from their account on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more.

SHARE PRICE INFORMATION
-----------------------

The daily share price of Stratton Growth Fund can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Fund is listed under Stratton Funds as Growth. The Fund's stock ticker symbol is STRGX.

RETIREMENT PLANS
----------------

Stratton Growth Fund's IRA, Defined Contribution Plans and 403(b)(7) Retirement Plans are available at no minimum investment.

GENERAL INFORMATION ON SGF
--------------------------

Requests for a prospectus and financial information, past performance figures and an application, should be directed to the Fund's "Distributor":

FUND/PLAN BROKER SERVICES, INC.
2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874
Telephone: 800-634-5726


EXISTING SHAREHOLDER ACCOUNT SERVICES
-------------------------------------

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should continue to call or write our "Transfer Agent and Dividend Paying Agent":

FUND/PLAN SERVICES, INC.
2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874
Telephones: 610-834-3500 . 800-441-6580


INVESTMENT PORTFOLIO ACTIVITIES
-------------------------------

Questions regarding Stratton Growth Fund's investment portfolio should be directed to the Fund's "Investment Advisor":

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255


ADDITIONAL PURCHASES ONLY to existing accounts should be mailed to a separate
-------------------------
lock box unit:

C/O FUND/PLAN SERVICES, INC.
P.O. Box 412797, Kansas City, MO 64141-2797


This report is authorized for distribution to shareholders and to others who have received a copy of the Prospectus of Stratton Growth Fund, Inc.

SGF
                                                STRATTON
                                                GROWTH FUND, INC.

DIRECTORS                                       OFFICERS

LYNNE M. CANNON                                 JAMES W. STRATTON
                                                Chairman

JOHN J. LOMBARD, JR.                            JOHN A. AFFLECK
                                                President

ROSE J. RANDALL                                 GERARD E. HEFFERNAN
                                                JOANNE E. KUZMA
HENRY A. RENTSCHLER                             FRANK H. REICHEL, III
                                                Vice President
MERRITT N. RHOAD, JR.
                                                PATRICIA L. SLOAN
ALEXANDER F. SMITH                              Secretary and Treasurer

RICHARD W. STEVENS                              JAMES A. BEERS
                                                CAROL L. ROYCE
JAMES W. STRATTON                               Assistant Secretary
                                                Assistant Treasurer




INVESTMENT ADVISOR                              TRANSFER AGENT AND DIVIDEND PAYING AGENT

STRATTON MANAGEMENT COMPANY                     FUND/PLAN SERVICES, INC.
Plymouth Meeting Executive Campus               2 W. Elm Street, P.O. Box 874
610 W. Germantown Pike, Suite 300               Conshohocken, PA 19428-0874
Plymouth Meeting, PA 19462-1050                 Telephones: 610-834-3500 . 800-441-6580
Telephone: 610-941-0255